UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2021 (August 6, 2021)

ROTOR ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39897	85-2838301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

The Chrysler Building 405 Lexington Avenue New York, New York	10174
(Address of principal executive offices)	(Zip Code)

(212) 818-8800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	ROT.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	ROT	The New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A Common Stock at an exercise price of $11.50 per share	ROT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 6, 2021, the Company filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “Proxy Statement”) with respect to its proposed business combination with Sarcos Corp. (“Sarcos”).  In connection with the proposed business combination, the Company disclosed in the Proxy Statement a recent change in auditors of Sarcos Corp. from Tanner, LLC (“Tanner”) to Ernst & Young LLP.   Tanner previously audited Sarcos’ consolidated financial statements for the years ended December 31, 2019 and 2018 in accordance with auditing standards generally accepted in the United States of America. Following its engagement, Ernst & Young LLP reaudited in accordance with the standards of the Public Company Accounting Oversight Board (United States) and Sarcos reissued its consolidated financial statements as of and for the year ended December 31, 2019, which were included in the Proxy Statement.

Tanner did not audit Sarcos’ consolidated financial statements for any period subsequent to the year ended December 31, 2019. The Independent Auditors’ Report on Sarcos’ consolidated financial statements for the years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2019 and 2018, there were (i) no disagreements between Sarcos and Tanner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tanner, would have caused them to make reference to the subject matter of the disagreements in their audit reports, and (ii) no “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Sarcos Corp. has provided Tanner with a copy of the disclosures in the Proxy Statement and Tanner has furnished a letter addressed to the SEC stating that it agrees with the statements made therein. A copy of the letter, dated August 5, 2021, furnished by Tanner in response to that request, is filed as Exhibit 16.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter Regarding Change in Certifying Accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2021

ROTOR ACQUISITION CORP.

By:	/s/ Amy Salerno
Name:	Amy Salerno
Title:	Chief Financial Officer